SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 14, 2005

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             New York                      0-14874           11-2846511
     --------------------------------------------------------------------------
     (State or other jurisdiction of     (Commission       (I.R.S. Employer
      incorporation or organization)      File Number)      Identification No.)

           699 Hillside Avenue, New Hyde Park, NY            11040-2512
         ---------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (516) 437-1000
                                                           --------------
                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 15, 2005 the Board of Directors of State Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Company, approved the recommendations of the Compensation Committee with respect to the base salary for 2005 (effective April 1, 2005) and the payment of cash bonuses to the Chief Executive Officer and to each of the four most highly compensated executive officers of the Company or the Bank in accordance with the Bank's Incentive Award Plan. On February 14, 2005 the Company's Stock Option Committee granted to those individuals stock options pursuant to the Company's 1999 Incentive Stock Option Plan and/or the Company's Stock Option Plan (2002).



                                                                                                                    Incentive
                                                                                                           Cash         Stock
                                                                                                          Bonus       Options
                                                                                             2005       Paid in    Granted in
Executive Officer                Title                                                  Salary ($)      2005 ($)      2005 (#)
--------------------------       -------------------------------------------------     ------------   -----------   -------------
Thomas F. Goldrick, Jr.          Chairman and Chief Executive Officer                     445,000        199,500        5,000
Daniel T. Rowe                   President/Vice Chairman                                  305,000        130,625        5,000
Richard W. Merzbacher            Vice Chairman/President                                  305,000        130,625        5,000
Frederick C. Braun, III          Executive Vice President                                 240,000        107,500        5,000
Brian K. Finneran                Executive Vice President/Secretary and Treasurer         240,000        107,500        5,000




ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

(10) (l)    Incentive Award Plan



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STATE BANCORP, INC.


DATE:    February 18, 2005


                                      By: s/Brian K. Finneran
                                          --------------------------------------
                                          Brian K. Finneran, Secretary/Treasurer